Exhibit 10.2

[For Canadians Only] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY, AND ANY SECURITIES ISSUABLE UPON EXERCISE OF SUCH SECURITIES, WILL NOT TRADE THE SECURITIES BEFORE [•].

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF GLOBAL CROSSING AIRLINES INC. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

Warrant Certificate Number:	2022-[•]	Number of Warrants:	[•]

ISIN: US37960G5009

COMMON STOCK PURCHASE WARRANT

For the Purchase of [•] Shares of Common Stock

of

GLOBAL CROSSING AIRLINES GROUP INC.

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of [•] [Name and Address of Subscriber] (“Holder”) subscription of Units pursuant to the Subscription Agreement to which this Purchase Warrant is attached (the “Subscription Agreement”), Holder is entitled, at any time or from time to time from the date of the closing of Holder’s subscription of Units pursuant to the Subscription Agreement (the “Effective Date”), and at or before 11:59 p.m., Eastern time, twenty four (24) months from the Effective Date (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [•] shares of common stock of Global Crossing Airlines Group Inc., a Delaware corporation (the “Company”), par value $0.001 per share (the “Shares”), subject to adjustment as provided in Section 5 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at US $1.24 per Share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

2. Exercise.

2.1 Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and, at the option of the Holder, payment of the Exercise Price for the Shares being purchased or by notifying the Company that this Purchase Warrant is being exercised pursuant to a cashless exercise, by the following methods:

i.	in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check;

ii.

by instructing the Company to issue Shares then issuable upon exercise of all or any part of this Purchase Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Purchase Warrant in exchange for the number of Shares as is computed using the following formula:

X = Y(A - B) ÷ A.

Where:

X = the number of Shares to be issued to the Holder.

Y = the total number of Shares for which the Holder has elected to exercise.

A = the fair market value of one Share as of the applicable Exercise Date.

B = the Exercise Price in effect under this Purchase Warrant as of the applicable Exercise Date.

For purposes of this Section 2.1, the fair market value of a Share is defined as follows:

(i) if the Company’s common stock is traded on a securities exchange in the United States, the fair market value shall be deemed to be the closing price on such exchange on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant; or

(ii) if (i) is not applicable but the Company’s common stock is traded on a securities exchange in Canada, the fair market value shall be deemed to be the closing price on such exchange on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant, with such price converted into United States dollars using the average rate Canadian/US dollar exchange rate reported by the Bank of Canada on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant; or

(iii) if (i) and (ii) are not applicable but is actively traded over-the-counter in the United States, the fair market value shall be deemed to be the closing bid price on the trading day immediately prior to the date the exercise form is submitted to the Company in connection with the exercise of the Purchase Warrant; or

(iv) if (i), (ii) and (iii) are not applicable and there is no active public market, the value shall be the fair market value thereof, as agree to in good faith between the Holder and the Company’s Board of Directors.

If the subscription rights represented hereby shall not be exercised at or before 11:59 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2 Valid Issuance of Purchase Warrant and Shares; Payment of Taxes. With respect to the exercise of this Purchase Warrant, the Company hereby represents, covenants and agrees:

i.	This Purchase Warrant is, and any Purchase Warrant issued in substitution for or replacement of this Purchase Warrant shall be, upon issuance, duly authorized and validly issued.

i.

All Shares issuable upon the exercise of this Purchase Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

ii.

The Company shall take all such actions as may be necessary to ensure that all such Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any securities exchange upon which the Shares may be listed at the time of such exercise.

iii.

The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed on the Company with respect to, the issuance or delivery of Shares upon exercise of this Purchase Warrant.

2.3 Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Act”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, IS AVAILABLE.”

[For Canadians Only] In addition, until the date that is four months and one day after the issuance of this Purchase Warrant, each certificate for the securities purchased under this Purchase Warrant shall bear legends as follows:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [•].”

3. Transfer.

3.1 General Restrictions. In order to make any permitted assignment or transfer, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within two (2) business days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2 Restrictions Imposed by the Securities Act. The securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Saul Ewing Arnstein & Lehr, LLP or Baker & Hostetler LLP shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement or a post-effective amendment to the Registration Statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

4. New Purchase Warrants to be Issued.

4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price if exercised pursuant to Section 2.1.i hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Adjustments.

5.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

5.1.1 Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

5.1.2 Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 5.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

5.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 5.1.1 or 5.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation or other entity (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 5.1.1 or 5.1.2, then such adjustment shall be made pursuant to Sections 5.1.1, 5.1.2 and this Section 5.1.3. The provisions of this Section 5.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

5.1.4 Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 5.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to the Subscription Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Effective Date or the computation thereof.

5.1.5 Issuance of Additional Securities. If, after the date hereof, the Company shall, at any time or from time to time, issue or sell, or is deemed to have issued or sold, any Shares or securities convertible into or exercisable or exchangeable for Shares, without consideration or for consideration of less than $0.75 per Share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), then immediately upon such issuance or sale (or deemed issuance or sale), the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the quotient obtained by dividing:

i.

the sum of (A) the product obtained by multiplying the Shares, Class A Non-Voting Shares and Class B Non-Voting Shares outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price then in effect plus (B) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by

ii.

the sum of (A) the Shares, Class A Non-Voting Shares and Class B Non-Voting Shares outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (B) the aggregate number of Shares issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale), provided that in no event may the reduced Exercise Price be less than any minimum price threshold required by the rules of the securities exchange where the Shares of the Company are listed.

This Section 5.1.5 shall not be applicable to issuances pursuant to the Company’s stock option plan, restricted share unit plan, performance share unit plan or employee share purchase plan in effect on the Closing Date (and as may be amended in accordance with the rules of the securities exchange where the Shares of the Company are traded) or any other currently outstanding securities convertible into Shares or other securities of the Company provided that the terms of such outstanding securities are not amended or otherwise modified after the date hereof.

5.1.6 Rights Offering. If, after the date hereof, the Company fixes a record date for the issue or distribution of rights, options or warrants to the holders of all or substantially all of the outstanding Shares pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per Share (or in the case of securities exchangeable for or convertible into Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price will be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

i.	the numerator of which will be the aggregate of

(A) the number of Shares outstanding on the record date for the Rights Offering; and

(B) the quotient determined by dividing

(1) either (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2) the Current Market Price of the Shares as of the record date for the Rights Offering; and

ii.

the denominator of which will be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Shares the number of Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 5.1.6, there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Share, as the case may be. Any Shares owned by or held for the account of the Company will be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 5.1.6 as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Section 5.1.6, the Exercise Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such right.

“Current Market Price” of a Share at any date means the volume weighted average trading price on the securities exchange set out in Section 2.1(i) or (ii), as applicable, for the twenty (20) consecutive trading days ending one (1) trading day prior to the relevant date or, if the Shares are not listed on any securities exchange, then on the over-the-counter market set out in Section 2.1(iii) with the volume weighted average price per Share being determined by dividing the aggregate sale price of all Shares sold on the said exchange or market, as the case may be, during the said twenty (20) consecutive trading days by the aggregate number of Shares so sold or, if the Shares are not listed or quoted on any stock exchange or over-the-counter market, such price as agreed to in good faith between the Holders and the Company’s Board of Directors.

5.1.7 Other Events. If any event occurs of the type contemplated by the provisions of this Section 5.1 but not expressly provided for by such provisions(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Holder, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 5.1.7 will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 5.1.

5.1.8 Statement of Adjustment. Whenever the Exercise Price or the Warrant Shares into which this Purchase Warrant is exercisable shall be adjusted as provided in this Section 5.1, the Company shall forthwith prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Purchase Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to the Holder as promptly as practicable.

5.1.9 Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 8.6.

5.2 Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation of the Company with or into, another corporation or other entity (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation or other entity formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares of the Company for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 5. The above provision of this Section 5 shall similarly apply to successive consolidations or share reconstructions or amalgamations.

5.3 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares or other securities, properties or rights.

5.4 Purchase Rights. In addition to any adjustments pursuant to Section 5.1 above, if at any time on or after the Effective Date and on or prior to the Expiration Date the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property, in each case pro rata to the record holders of the common stock (the “Purchase Rights”), then the Holder will be entitled, and the Company shall reserve the Holder’s pro rata share of the Purchase Rights pending the complete exercise of this Purchase Warrant, to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of common stock acquirable upon complete exercise of this Purchase Warrant (without regard to any limitations or restrictions on exercise of this Purchase Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of common stock are to be determined for the grant, issuance or sale of such Purchase Rights.

6.	Noncircumvention; Reservation and Listing.

6.1 The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Purchase Warrant, and will at all times in good faith carry out all of the provisions of this Purchase Warrant and take all action as may be required to protect the rights of the Holder.

6.2 The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder.

6.3 The Company hereby covenants and agrees that as long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTCQB or OTCQX or any successor trading market) on which the Shares may then be listed or quoted.

7. Certain Notice Requirements.

7.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or, subject to Section 5.4, as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 7.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

7.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 7 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed.

7.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

7.4 Transmittal of Notices. Any notice required or permitted to be given to the Company or the Holder will be in writing and may be given by prepaid registered post, email transmission (return receipt requested) or other means of electronic communication capable of producing a printed copy to the address of the party set forth below or such other address as such party may specify by notice in writing to the other party, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on the date sent, or, if delivered, on delivery if sent or delivered during normal business hours of the recipient, and on the next business day if sent or delivered after normal business hours of the recipient: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders:

Global Crossing Airlines Group

Bldg. 5A, Miami Int’l Airport, 4th Floor.

4200 NW 36th Street, Miami, FL, 33166

Attention: Ryan Goepel, EVP/Chief Financial Office

Email: ryan.goepel@globalxair.com

8. Miscellaneous.

8.1 Amendments. Except as otherwise provided herein, this Purchase Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Purchase Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

8.3 Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8.4 Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

8.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof. Each of the parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the federal and state courts sitting in the City of New York, Borough of Manhattan, State of New York, for adjudication of any dispute arising hereunder, the transactions contemplated hereby, or the agreements entered into in connection herewith. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 7.4 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

8.7 Execution in Counterparts. This Purchase Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Such counterparts may be delivered by facsimile transmission or other electronic transmission.

8.8 Electronic Signature. This Warrant Certificate may be electronically signed on behalf of the Corporation by the Authorized Signing Officer of the Company and such electronic signature shall be deemed an original signature.

8.9 Severability. If any provision of this Purchase Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Purchase Warrant so long as this Purchase Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the [•] day of [•], 2022.

GLOBAL CROSSING AIRLINES GROUP INC.

By:
Name:	Sheila Paine
Title:	Corporate Secretary

[Form to be used to exercise Purchase Warrant]

Date: _______________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for                     shares of common stock, par value $0.001 per share (the “Shares”), of Global Crossing Airlines Group Inc., a Delaware corporation (the “Company”), and hereby makes payment of $                    (at the rate of $                    per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which the Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Shares of the Company under the Purchase Warrant for ______ Shares, as determined in accordance with the following formula:

Y(A-B)

X    =                  A

Where,

X = The number of Shares to be issued to Holder;

Y = The number of Shares for which the Purchase Warrant is being exercised;

A = The fair market value of one Share as of the applicable Exercise Date, which is equal to $_____; and

B = The Exercise Price in effect under the Purchase Warrant as of the applicable Exercise Date, which is equal to $______ per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved pursuant to Section 8.5 of the Purchase Warrant.

Signature

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:

(Print in Block Letters)

Address:

__________ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:    ______________________________________________________

DTC Number:    ____________________________________________________________

Account Number:    ______________________________________________________

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever.

[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase shares of common stock, par value $0.001 per share, of Global Crossing Airlines Group Inc., a Delaware corporation (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever.